EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Energy Focus, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014 (the “Report”), I, James Tu, Executive Chairman and Chief Executive Officer of the Company and I, Marcia J. Miller, Interim Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations  of the Company.

/s/ James Tu
James Tu Executive Chairman and Chief Executive Officer
Date: March 12, 2015

/s/ Marcia J. Miller
Marcia J. Miller Interim Chief Financial Officer and Secretary
Date: March 12, 2015

A signed original of this written statement required by Section 906 has been provided to Energy Focus, Inc. and will be retained by Energy Focus, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.